SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 Form 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 16, 2001


                            LACLEDE GAS COMPANY
____________________________________________________________________________

           (Exact name of registrant as specified in its charter)


          Missouri                     1-1822                43-0368139
____________________________________________________________________________

 (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No.)



   720 Olive Street              St. Louis, Missouri             63101
____________________________________________________________________________

(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (314) 342-0500
                                                   ______________

                                   NONE
____________________________________________________________________________

       (Former name or former address, if changed since last report)

Item 7.  Exhibits.

         See the Index to Exhibits.

Item 9.  Regulation FD Disclosure.

         On August 16, 2001 the Company issued the news release attached as
     Exhibit 1.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LACLEDE GAS COMPANY
                                            (Registrant)



                                           By: /s/ Douglas H. Yaeger
                                              ____________________________

                                              Douglas H. Yaeger
                                              Chairman of the Board,
                                              President and Chief Executive
                                              Officer

August 16, 2001
   (Date)

                            Index to Exhibits


Exhibit No.
___________


     1           Laclede Gas Company news release dated August 16, 2001.